UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report

March 27, 2006

PIPELINE DATA INC.

(Exact name of small business issuer in its charter)

Delaware	7389	13-3953764
(State or jurisdiction of incorporation or organization)	(Primary Standard Indus. Classification Code Number)	(I.R.S. Employer Identification No)

1515 Hancock Street, Suite 301, Hancock Plaza

                Quincy, Massachusetts 02169

(617) 405-2600

(Address and telephone number of principal executive offices)

MacAllister Smith

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

(617)405-2600

(Name, address and telephone number of agent for service)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

On December 20, 2005, Pipeline Data Inc. announced the completion of its acquisition of Florida-based Charge.com, Inc. through its wholly-owned subsidiary. Charge.com, Inc. owns and operates a comprehensive Internet-based sales organization engaged in online transaction processing from its Web site, www.charge.com. Charge.com generated $2.3 million in pretax income for the year ended December 31, 2004 and $1.9 million in pretax income for the nine months ended September 30, 2005.

Pursuant to the merger agreement with Charge.com, Pipeline acquired all the stock of Charge.com in exchange for $7.5 million in cash and $9.5 million in shares of Pipeline restricted common stock at a per share price of $1.03. The stock component resulted in 9,398,058 shares of restricted common stock being issued to the former Charge.com stockholders. The former Charge.com stockholders will be subject to a twelve (12) month lock-up period commencing from the closing of the closing.

Item 9 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.
Balance Sheets as of June 30, 2005 (Unaudited) and December 31, 2004
Statements of Operations for the years ended December 31,
2004 and 2003
Statement of Operations for the six months ended June 30,
2004 and 2003
Statements of Stockholders’ Equity for the six months ended June 30,
2005 (Unaudited) and December 31, 2004
Statements of Cash Flows for the years ended December 31, 2004 and 2003
Statement of Cash Flows for the six months ended June 30, 2005
(Unaudited)
Notes to Financial Statements

DRAKEFORD & DRAKEFORD, LLC

CERTIFIED PUBLIC ACCOUNTANTS

554 Duncan Road

Royston, Georgia 30662

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of

Charge.Com, Inc.

We have audited the balance sheet of Charge.Com, Inc. as of December 31,2004, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Charge.Com,Inc., as of December 31, 2004 and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/Drakeford & Drakeford, LLC

-------------------------------------

March 25, 2005

CHARGE.COM, INC.

BALANCE SHEETS

	June 30, 2005	December 31, 2004
ASSETS	Unaudited

CURRENT ASSETS
Cash and cash equivalents	$1,224,373	$608,625
Accounts receivable	314,024	320,532

Total current assets	1,538,397	929,157

PROPERTY AND EQUIPMENT, net	689	804

TOTAL ASSETS	$1,539,086	$929,961

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$47,658	$22,839
Loans payable	37,500	7,652

Total current liabilities	85,158	30,491

STOCKHOLDERS’ EQUITY
Common stock authorized 1,000 shares, $1.00 par value
each. At June 30, 2005and December 31, 2004, there
are 500 shares outstanding respectively	500	500
Retained Earnings	1,453,428	898,970

Total stockholders’ equity	1,453,928	899,470

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,539,086	$929,961

The accompanying notes are an integral part of these statements.

CHARGE.COM, INC.

STATEMENTS OF OPERATIONS

For the years ended
December 31, 2004 December 31, 2003

Revenue	$3,533,243	$2,774,912

Operating Expenses
Salaries and payroll cost	356,337	357,121
Selling, general and administrative	834,742	821,715
Depreciation	321	5,520

Total operating expenses	1,191,400	1,184,356

Net income from operations	2,341,843	1,590,556

Other income and expenses
Interest income	6,824	4,078
Interest expense	(360)	0

Total other income	6,464	4,078

Income	$2,348,307	$1,594,634

Basic earnings per common share	$4,696.61	$3,189.68

Weighted average shares outstanding, basic	500	500

The accompanying notes are an integral part of these statements

CHARGE.COM, INC.

STATEMENT OF OPERATIONS

For The Six Months Ended June 30, 2005

Unaudited

Revenue	$1,985,205

Operating Expenses
Salaries and payroll cost	239,976
Selling, general and administrative	517,369
Depreciation	115

Total operating expenses	757,460

Net income from operations	1,227,745

Other income and expenses
Interest income	1,713

Total other income	1,713

Income	$1,229,458

Basic earnings per common share	$2,458.92

Weighted average shares outstanding, basic	500

The accompanying notes are an integral part of these statements.

CHARGE.COM, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

	Common stock Shares	Amount	Accumulated Income	Total

Balance at December 31, 2003	500	$500	$1,446,737	$1,447,237

Less: Distributions to stockholders’			(2,896,074)	(2,896,074)

Net income for the year ended December 31, 2003			2,348,307	2,348,307

Balance at December 31,2004	500	500	898,970	899,470

Less: Distributions to stockholders’			(675,000)	(675,000)

Net income for the six months ended
June 30, 2005 (Unaudited)			1,229,458	1,229,458

Balance at June 30, 2005 (Unaudited)	500	$500	$1,453,428	$1,453,928

The accompanying notes are an integral part of this statement.

CHARGE.COM, INC.

STATEMENTS OF CASH FLOWS

For the year ended	For the year ended
December 31, 2004	December 31, 2003

OPERATING ACTIVITIES
Net income	$2,348,307	$1,594,634
Adjustments for noncash and nonoperating items:
Depreciation	321	5,520
Distributions to shareholders’	(2,896,074)	(1,300,000)
Changes in operating assets and liabilities:
Receivables	(78,581)	24,765
Accounts payable and accrued expenses	(1,101)	(19,995)
Loans payable	(197,274)	0

Cash provided (used) by operating activities	(824,402)	304,924

INVESTING ACTIVITIES
Capital expenditures	0	(4,770)

Cash used by investing activities	0	(4,770)

FINANCIAL ACTIVITIES

Cash provided by financing activities	0	0

NET INCREASE (DECREASE) IN CASH	(824,402)	300,153

CASH BALANCE BEGINNING OF PERIOD	1,433,027	1,132,874

CASH BALANCE END OF PERIOD	$608,625	$1,433,027

NON CASH ACTIVITIES:
Interest	$0	$0

The accompanying notes are an integral part of these statements

CHARGE.COM, INC.

STATEMENT OF CASH FLOWS

For The Six Months Ended June 30, 2005

Unaudited

OPERATING ACTIVITIES
Net income	$1,229,458
Adjustments for noncash and nonoperating items:
Depreciation	115
Distributions to shareholders’	(675,000)
Changes in operating assets and liabilities:
Receivables	6,508
Accounts payable and accrued expenses	24,819
Loans payable	29,848

Cash provided (used) by operating activities	615,748

INVESTING ACTIVITIES
Capital expenditures	0

Cash used by investing activities	0

FINANCIAL ACTIVITIES

Cash provided by financing activities	0

NET INCREASE IN CASH	615,748

CASH BALANCE BEGINNING OF PERIOD	608,625

CASH BALANCE END OF PERIOD	$1,224,373

NON CASH ACTIVITIES:
Interest	$0

The accompanying notes are an integral part of these statements

CHARGE.COM, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES

1.	Nature of Operations/ Basis of Presentation

Nature of Operations

Charge.Com, Inc. (the “Company”), was incorporated in April 1999 in the state of Florida. The Company is a custom credit card transaction processor that serves as a intermediary between the customer and the financial networks for the acceptance of credit card payments by merchants.

Basis of Presentation

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Inventories

There are no inventories as of June 30, 2005 and December 31, 2004.

3.	Cash Equivalents

Investments having an original maturity of 90 days or less that are readily convertible into cash have been included in, and are a significant portion of, the cash and cash equivalents balances.

4. Property and Equipment

Property and equipment are stated at cost and are depreciated principally on methods and at rates designed to amortize their costs over their estimated useful lives.

CHARGE.COM, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES (continued)

4. Property and Equipment (continued)

The estimated service lives of property and equipment are principally as follows:

Furniture and fixtures	5- 7 years
Computer equipment	3- 7 years
Computer software	2- 7 years

Repairs and maintenance are expensed as incurred. Expenditures that increase the value or productive capacity of assets are capitalized.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes FASB No. 121, Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of. The Company does not believe the adoption of these standards will have a material impact on the Company’s financial statements.

5.	Accounts Receivable

The Company uses the allowance method to account for uncollectible accounts receivable. As of June 30, 2005 and December 31, 2004, there are no doubtful accounts.

6. Revenue and Cost Recognition

The Company derives revenues primarily from the electronic processing of credit, charge and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services based on a percentage of the dollar amount of each transaction and in some instances, additional fees are charged for each transaction. Certain merchant customers are charged a flat fee transaction and may also be charged miscellaneous fees, including fees for handling charge backs, monthly minimums, equipment rentals, sales or leasing and other miscellaneous services. Revenues are reported net of amounts paid to sponsor banks as well as interchange and assessments paid to credit card associations (MasterCard and Visa) under revenue sharing agreements pursuant to which such parties receive

CHARGE.COM, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

NOTE A – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES (continued)

6. Revenue and Cost Recognition (continued)

payments based primarily on processing volume for particular groups of merchants.

7.	Advertising Cost

Advertising cost are expensed as incurred. Advertising expense totaled $ 84,754 for the six months ended June 30, 2005 and $ 144,498 for the year ended December 31, 2004.

8.	Recent Accounting Pronouncements

New accounting statements issued, and adopted by the Company, include the following:

In July 2001, the Financial Accounting Standards Board (“FASB”) issued Statement No. 14 “Business Combinations” (“SFAS 141”), which requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting. As a result, use of the pooling-of-interests method is prohibited for business combinations initiated thereafter. SFAS 141 also establishes criteria for the separate recognition of intangible assets acquired in a business combination. The adoption of SFAS 141 did not have a material impact on the Company’s results of operations, financial position or cash flows.

CHARGE.COM, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

NOTE A – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES (continued)

8. Recent Accounting Pronouncements (continued)

In July 2001, the FASB issued Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”), which requires that goodwill and certain other intangible assets having indefinite lives no longer be amortized to earnings, but instead be subject to periodic testing for impairment. Intangible assets determined to have definitive lives will continue to be amortized over their useful lives. This Statement is effective for the Company’s 2003 fiscal year. However, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the non-amortization and amortization provisions of this

Statement. The adoption of SFAS 142 did not have an impact on the Company’s results of operations, financial position or cash flows.

In October 2001, the FASB issued Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which excludes from the definition of long-lived assets goodwill and other intangibles that are not amortized in accordance with SFAS 142. SFAS 144 requires that long-lived assets to be disposed of by sale be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS 144 also expands the reporting of discontinued operations to include components of an entity that have been or will be disposed of rather than limiting such discontinuance to a segment of a business. This Statement is effective for the Company’s 2003 fiscal year, and early adoption is permitted. The adoption of SFAS 144 did not have a material impact on the Company’s results of operations, financial position or cash flows.

In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. Among other provisions, this Statement eliminates the requirement that gains and losses from extinguishment of debt be classified as extraordinary items. The Company will adopt SFAS 145 in fiscal 2003, and has determined it will not impact the Company’s financial position, results of operations or cash flows.

CHARGE.COM, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

NOTE A – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING

POLICIES (continued)

8. Recent Accounting Pronouncements (continued)

In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than when a company commits to an exit plan as was previously required. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The Company will adopt SFAS 146 in fiscal 2003, and has determined it will not impact the Company’s financial position, results of operations or cash flows.

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure.” This statement amends SFAS No. 123, transition for a voluntary change to the fair-value-based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and complies with the disclosure provisions of SFAS 123 and SFAS 148.

In November 2002, FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others,” was issued. This interpretation requires the initial recognition and initial measurement, on a prospective basis only, to guarantees issued or modified after December 31, 2002. Additionally, certain disclosures requirements are effective for financial statements ending after December 15, 2002. There were no disclosures required of the Company in the fiscal 2002 and 2003 financial statements.

In January 2003, FASB Interpretation No. 46, “Consolidation of Variable Interest Entities,” (“VIE’s”) was issued. This interpretation clarifies situations in which entities shall be subject to consolidation. This interpretation is effective for all VIE’s created after January 31, 2003. The Company does not believe that the adoption of this interpretation will have any impact on its financial statements.

CHARGE.COM, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

NOTE B--EARNINGS PER SHARE

Basic net earnings per common share is computed by dividing the net earnings by the weighted average number of common shares outstanding during the period. Diluted net earnings per common share is determined using the weighted average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options.

NOTE C - INCOME TAXES

The Company has elected to be taxed as an S-Corporation and under this election the Company’s net income or loss is reportable by the stockholders. Therefore, no provision for income taxes is reflected in the accompanying statements.

NOTE D - COMMITMENTS AND CONTINGENCIES

Lease agreements

The Company entered into a standard lease agreement with ORIG,LLC. as of September 8, 2003. The term of the lease commenced on November 8, 2003 at the location of 3201 W. Commercial Boulevard, Ft. Lauderdale, Florida. The lease term is for 38 months and 23 days with a security deposit of $2,800. The rent schedule is as follows: 9/8/03 to 11/7/03 (2 months):

Rent Abated.

11/8/03 to 9/7/04 (10 months): $1,665.00 per month

9/8/04 to 9/7/05 (12 months): $1,731.60 per month

9/8/05 to 9/7/06 (12 months): $1,801.53 per month

9/8/06 to 11/30/06 (2 months & 23 days) $1,873.13 per month

(b) Pro Forma Financial Information

Pro Forma Combined Condensed Consolidated Financial Statements (unaudited):

Consolidated Pro Forma Balance Sheets For the Twelve Months Ended December 31, 2005 (unaudited)
Consolidated Statements of Operations
For the Twelve Months Ended December 31, 2005 (unaudited)

Notes to Financial Statements

UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

The following pro forma financial information (including the notes thereto) present condensed combining statements of operations of Pipeline Data Inc., as adjusted for the acquisition of Charge.com, Inc., in a transaction which occurred on December 19, 2005 (the Transaction). The pro forma information has been derived from the audited and unaudited financial statements of the entities being combined. This information is not necessarily indicative of the combined results of operations that would have occurred if the transaction had occurred at January 1, 2005, nor is it indicative of future operating results. The data set forth should be read in conjunction with the historical audited and unaudited financial statements, including the related notes thereto.

The following pro forma condensed combining statements of operations for the twelve months ended December 19, 2005 give effect to the Transaction as if it had occurred on January 1, 2005. The unaudited consolidated balance sheet of Pipelne Data Inc is September 30, 2005 with December 19, 2005 of Charge.com, Inc.

PIPELINE DATA INC.

CONSOLIDATED PROFORMA BALANCE SHEETS

Unuaudited

	Pipeline Data Consolidated	Charge.com, Inc.	Adjustments	Pipeline Data Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,132,476	$878,626	(B,D) $(952,061)	$2,059,041
Accounts receivable	851,728	473,332		1,325,060
Interest receivable	44,556	0		44,556
Inventory	58,190	0		58,190
Advances and prepaid expenses	109,865	0		109,865
Note receivable	175,000	0		175,000

Total current assets	3,371,815	1,351,958	(952,061)	3,771,712

PROPERTY AND EQUIPMENT, net	547,487	13,000	0	560,487

OTHER ASSETS
Restricted cash	65,215	0		65,215
Merchant portfolio, residual rights and other intangibles	7,684,913	0	(C)19,675,528	27,360,441
Deferred acquisition and debt issuance costs	843,496	0		843,496
Notes receivable	675,000	0		675,000
Deposits	26,595	2,800		29,395
Deferred tax assets, net	254,375	0		254,375
Goodwill	4,112,107	0	(C)4,913,782	9,025,889

Total other assets	13,661,701	2,800	24,589,310	38,253,811

TOTAL ASSETS	$17,581,003	$1,367,758	$23,637,249	$42,586,010

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,007,214	$24,615	$360,005	$1,391,834
Lease obligations-equipment	15,484	0	0	15,484
Notes payable	1,481,293	0	(D)14,118,707	15,600,000

Total current liabilities	2,503,991	24,615	14,478,712	17,007,318

LONG-TERM LIABILITIES

Notes payable-World Products Shareholders	525,000	0	0	525,000
Laurus Master Fund convertible debt	4,247,350		(E)(4,247,350)	0
Note payable-Camofi Master LDC	1,400,000	0	0	1,400,000
Lease obligations-equipment	124,771	0	0	124,771
Notes payable-convertible 8%	481,204	0	0	481,204

Total long-term liabilities	6,778,325	0	(4,247,350)	2,530,975

STOCKHOLDERS’ EQUITY
Preferred stock, $.001 par value: 5,000,000 shares
authorized, no shares issued or outstanding
at September 30, 2005	0	0	0	0
Common stock, $.001 par value: 95,000,000 shares
authorized, 28,253,154 shares issued and outstanding
at September 30, 2005	28,253	500	8,900	37,653
Common stock subscribed	884,946	0	(C)4,895,261	5,780,207
Deferred compensation	20,338	0		20,338
Additional paid-in capital	8,932,027	0	(A)9,844,369	18,776,396
Retained Earnings (deficit)	(1,566,877)	1,342,643	(1,342,643)	(1,566,877)

Total stockholders’ equity	8,298,687	1,343,143	13,405,887	23,047,717

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$17,581,003	$1,367,758	$23,637,249	$42,586,010

The accompanying notes are an integral part of these statements.

PIPELINE DATA INC.

CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS

For the Twelve Months Ended December 31, 2005

Unaudited

	Consolidated Pipeline Data Inc.	Charge.com,	Adjustments	Consolidated Pipeline Data Inc

Revenue	$23,972,978	$4,216,161		$28,189,139

Interchange	12,049,353	0		12,049,353
Cost of services sold	5,373,691	323,031		5,696,722
Cost of goods sold	148,076	0		148,076

Total cost of goods and services sold	17,571,120	323,031		17,894,151

Gross profit	6,401,858	3,893,130		10,294,988

Operating Expenses
Salaries and payroll cost	3,664,035	452,939		4,116,974
Selling, general and administrative	1,682,130	631,170		2,313,300
Depreciation and amortization	115,549	173		115,722

Total operating Expenses	5,461,714	1,084,282		6,545,996

Net income from operations	940,144	2,808,848		3,748,992

Other income and (expenses)
Interest income	74,234	10,151		84,385
Interest expense	(792,738)	(1,617)		(794,355)

Total other (expenses)	(718,504)	8,534		(709,970)

Income before income tax benefit (expense)	221,640	2,817,382		3,039,022

Income tax benefit (expense)	406,046	(957,910)	(F)224,908	(326,956)

Net income (loss)	$627,686	$1,859,472	$224,908	$2,712,066

PIPELINE DATA, INC.

NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

December 19, 2005

(1)	GENERAL

On December 19, 2005, the Agreement and Plan of Merger dated as of July 15, 2005, was entered into by and among Pipeline Data Inc. and Charge.com Acquisition, Inc. (wholly owned subsidiary) and Charge.Com, Inc., a Florida corporation. Pursuant to the merger agreement with Charge.com, Pipeline Data Inc. acquired all the stock of Charge.com in exchange for:

Seven Million Five Hundred Thousand ($7,500,000) Dollars in immediately negotiable funds; and

the number of shares of our restricted common stock that have an aggregate market value of Nine Million Five Hundred Thousand ($9,500,000) Dollars, which shares are subject to twelve month lock up provisions and of which shares valued at Five Million Five Hundred Thousand ($5,500,000) Dollars shall be afforded certain price protection provisions. This resulted in Nine Million Three Hundred Ninety Eight Thousand Fifty-Eight (9,398,058) shares of restricted stock by using the value of $1.03 per share.

(2)	FISCAL YEAR ENDS

The unaudited proforma consolidated balance sheet consists of the unaudited balance sheet of the Company as of December 19, 2005 and the unaudited balance sheet of Charge.com as of December 19, 2005 and the statements of operations include the Company for the twelve months ended December 19, 2005 and for the twelve months ended December 19, 2005 of Charge.com.

(3)	PRO FORMA ADJUSTMENTS

The adjustments to the accompanying unaudited consolidated balance sheet are described below:

(A) Adjustment to reflect the issuance of 9,398,058 shares of common stock.

(B) Payment of the $7,500,000 cash.

(C) Adjusting acquired assets to fair market value.

(D) Proceeds from note from Sheridan Asset Management LLC for $15,000,000.

(E) Payoff balance of Laurus Master Fund debt.

(F) Net operating loss carryover utilized.

(c) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
-------------	------------
2.1*	Agreement and Plan of Merger dated as of July 15, 2005

* Previously filed on November 10, 2005 with registration statement on Form SB-2 333-129612.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pipeline Data Inc.
Dated:	March 27, 2006	By:	/s/ MacAllister Smith
		Name:	MacAllister Smith
		Title:	Chief Executive Officer